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                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

           Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, National Association, as Seller and Servicer ("First USA "), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 15, 2000, and with respect to the performance of the Trust during the month of October, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1995-1 Supplement dated as of March 1, 1995 between First USA , as Seller and Servicer, and the Trustee (as amended and supplemented , the "Series Supplement".


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
           A)       Information Regarding Distributions to
                    the Class A Certificateholders, per
                    $1,000 original certificate principal amount.

                    (1)        The total amount of the
                    distribution to Class A
                    Certificateholders, per $1,000
                    original certificate principal amount                                         $             0.0000000

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                    (2)        The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of interest on the Class A
                    Certificates, per $1,000 original
                    certificate principal amount                                                  $             0.0000000

                    (3)        The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of principal of the Class A
                    Certificates, per $1,000 original
                    certificate principal amount                                                  $             0.0000000

           B)       Class A Investor Charge Offs and
                    Reimbursement of Charge Offs

                    (1)        The amount of Class A Investor
                    Charge Offs                                                                   $             0.0000000

                    (2)        The amount of Class A Investor
                    Charge Offs set forth in paragraph 1
                    above, per $1,000 original certificate
                    principal amount                                                              $             0.0000000

                    (3)        The total amount reimbursed in
                    respect of Class A Investor Charge Offs                                       $             0.0000000

                    (4)        The amount set forth in paragraph
                    3 above, per $1,000 original
                    certificate principal amount                                                  $             0.0000000

                    (5)        The amount, if any, by which the
                    outstanding principal balance of the
                    Class A Certificates exceeds the Class
                    A Invested Amount after giving effect
                    to all transactions on such Distribution Date                                 $             0.0000000

           C)       Information Regarding Distributions to
                    the Class B Certificateholders, per
                    $1,000 original certificate principal amount.

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                    (1)        The total amount of the
                    distribution to Class B
                    Certificatedholders, per $1,000
                    original certificate principal amount                                         $           505.8083334

                    (2)        The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of interest on the Class B
                    Certificates, per $1,000 original
                    cerificate principal amount                                                   $             5.8083334

                    (3)        The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of principal on the Class B
                    Certificates, per $1,000 original
                    cerificate principal amount                                                   $           500.0000000

           D)       Class B Investor Charge Offs and
                    Reimbursement of Charge Offs

                    (1)        The amount of Class B Investor
                    Charge Offs                                                                   $             0.0000000

                    (2)        The amount of Class B Investor
                    Charge Offs set forth in paragraph 1
                    above, per $1,000 original certificate
                    principal amount                                                              $             0.0000000

                    (3)        The total amount reimbursed in
                    respect of Class B Investor Charge Offs                                       $             0.0000000

                    (4)        The amount set forth in paragraph
                    3 above, per $1,000 original
                    certificate principal amount                                                  $             0.0000000

                    (5)        The amount, if any, by which the
                    outstanding principal balance of the
                    Class B Certificates exceeds the Class
                    B Invested Amount after giving effect
                    to all transactions on such
                    Distribution Date                                                             $             0.0000000
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                                       First USA  BANK, National Association,
                                       as Servicer


                                       By  /s/ Tracie H. Klein
                                           -----------------------------
                                                 Tracie H. Klein
                                                 First Vice President